Exhibit 10.1












                             SUBSCRIPTION AGREEMENT

                                     FOR THE

                            PURCHASE OF SECURITIES OF

                              HC INNOVATIONS, INC.

                                  MAY 22, 2007







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                              HC INNOVATIONS, INC.

              SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF SECURITIES

         HC INNOVATIONS, INC., a Delaware corporation (the "COMPANY"), is offering (this "OFFERING") for sale to certain "ACCREDITED INVESTORS" as the term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), 1,666,667 shares of its Common Stock, $0.001 par value per share (the "COMMON STOCK") and warrants to purchase 833,333 shares of Common Stock (the "WARRANTS").

         WHEREAS, the Company is offering for sale 1,666,667 shares of its Common Stock and Warrants to purchase 833,333 shares of its Common Stock to certain of the Company's current shareholders.

         NOW, THEREFORE, IT IS HEREBY AGREED:

                 PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

(a) The undersigned investor agrees to purchase at the Closing and the Company agrees to sell and issue at the Closing (but reasonably thereafter in connection with the issuance of the Common Stock) ______________ shares of Common Stock and Warrants to purchase ___________ shares of Common Stock, for a total subscription amount of $____________ (the "SUBSCRIPTION AMOUNT"), or a purchase price of $3.00 per share of Common Stock.

                             SUBSCRIPTION PROCEDURES

         (a)   To subscribe, the undersigned must:

               (i)   complete and sign this Subscription Agreement;

               (ii)   complete   and   sign   the   accompanying    Confidential
                      Prospective Purchaser Questionnaire; and

               (iii) complete and sign the accompanying Registration Rights Agreement (Subscription Agreement, together with the Confidential Prospective Purchaser Questionnaire and the Registration Rights Agreement collectively referred to as the "SUBSCRIPTION DOCUMENTS");

               return the completed and signed Subscription Documents on behalf of the Company at the following address:

                               Gersten Savage LLP
                         600 Lexington Avenue, 9th Floor
                             New York, NY 10022-6018
                          Attn: Peter J. Gennuso, Esq.



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             (IV)     WIRE THE FUNDS TO:

                        -------------
                      -----------------

         (b) The purchase and sale of the Common Stock and Warrants shall take place remotely via the exchange of documents and signatures, at 10:00 a.m. (New York time), on the date hereof, or at such other time and place as the Company and the undersigned mutually agree upon, orally or in writing (which time and place are designated as the "CLOSING").

         PROSPECTIVE INVESTORS SHOULD RETAIN THEIR OWN PROFESSIONAL ADVISORS TO REVIEW AND EVALUATE THE ECONOMIC, TAX, AND OTHER CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.








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THE  SECURITIES  OFFERED  HEREBY,  HAVE NOT BEEN  FILED  OR  REGISTERED  WITH OR
APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND UP TO THIRTY-FIVE NON-ACCREDITED INVESTORS. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.


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                              NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE UNDERSIGNED ACKNOWLEDGES THAT (A) THE COMMON STOCK; (B) THE WARRANTS; AND (C) THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS, ARE NOT REGISTERED UNDER THE ACT, OR THE SECURITIES LAWS OF ANY STATE, THAT ABSENT AN EXEMPTION FROM REGISTRATION CONTAINED IN THOSE LAWS, THE ISSUANCE AND SALE OF SUCH COMMON STOCK AND WARRANTS, AS APPLICABLE, WOULD REQUIRE REGISTRATION, AND THAT THE COMPANY'S RELIANCE UPON SUCH EXEMPTION IS BASED UPON THE UNDERSIGNED'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS CONTAINED IN THE OFFERING MATERIALS (AS DEFINED BELOW).

         1. The undersigned represents, warrants, and agrees as follows:

         (a) The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

         (b) The undersigned has carefully read (i) this Subscription Agreement,
(ii) the Company's filings with the United States Securities and Exchange Commission, including, but not limited to, the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007, Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, and Registration Statement on Form 10-SB/A (Amendment No. 2), (iii) the Confidential Prospective Purchaser Questionnaire, and (iv) the Registration Rights Agreement (collectively the "OFFERING MATERIALS"), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that the undersigned fully understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with the undersigned's counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials and the undersigned's own independent investigation. The undersigned acknowledges that the undersigned has received no representations or warranties, whether written or oral, from the Company or its employees, director, or agents in making this investment decision other than as set forth in the Offering Materials.

         (c) The undersigned is aware that the purchase of the Common Stock and Warrants is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned's investment.

         (d) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Common Stock and Warrants for investment, or any recommendation or endorsement of this Offering of the Common Stock and Warrants.

         (e) The undersigned is purchasing the Common Stock and Warrants for the undersigned's own account, with the intention of holding the Common Stock and Warrants, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Stock and Warrants, and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

         (f) The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Common Stock and Warrants. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

         (g) The undersigned is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and is financially able to bear the economic risk of this investment, including the ability to hold the Common Stock and Warrants indefinitely or to afford a complete loss of the undersigned's investment in the Common Stock and Warrants.

         (h) The undersigned represents that the undersigned's overall commitment to this investment is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Common Stock and Warrants will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Common Stock and Warrants are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Common Stock and Warrants for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Common Stock and Warrants, and for which such Common Stock and Warrants may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer, or assign this Subscription Agreement.

         (i) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

         (j) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust, or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Common Stock and Warrants, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

         (k) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

         (l) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock and Warrants.

         (m)  The  undersigned   acknowledges  that  the  certificates  for  the
securities comprising the Common Stock and Warrants which the undersigned will receive will contain a legend substantially as follows:

                  "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                  AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

                           The undersigned further  acknowledges that (i) if the

Common Stock and Warrants become publicly traded, any necessary stop transfer orders will be placed upon the

Company's Common Stock and Warrants, as applicable, in accordance with the Act, and (ii) the Company is under no obligation to aid the undersigned in obtaining any exemption from the registration requirements.

         2. PREEMPTIVE RIGHT. In the event that the Company issues any equity securities or securities convertible into equity securities within twenty four
(24) months from the date hereof (an "Issuance"), the undersigned shall have a right, but not an obligation, to participate in such Issuance. The undersigned's participation shall be based, pro-rata on the undersigned's percentage of ownership in the shares of outstanding Common Stock of the Company immediately prior to the Issuance. The foregoing shall not apply in the case of issuances of securities to employees, officers and directors (and their respective affiliates), consultants, advisers and vendors, in an aggregate amount not to exceed 15% of the outstanding capital stock of the Company as of the Closing, computed as if all the transactions contemplated hereby had been consummated. Notwithstanding the foregoing, in the event that the Company conducts any single offering of its securities for at least $10 million (whether underwritten or not), then this provision shall not apply, unless the Company and/or any underwriter consent.

         3. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Offering Materials.

         4.  The  undersigned  subscriber   acknowledges  that  the  undersigned
understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Materials. Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment. In addition, the undersigned's representations, warranties, and indemnification contained herein shall survive the undersigned's purchase of the Common Stock and Warrants hereunder. The undersigned specifically acknowledges that he has reviewed the risks set forth in the Offering Materials, as well as the financial statements included therein.

         5. The Company represents that it has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware. The Company represents that it has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein. The Company further represents that the securities offered hereby are being offered pursuant to an exemption from the registration requirements of the Act and applicable state securities laws for nonpublic offerings.

         6. The undersigned's rights to have the shares of the Company's Common Stock and the shares of Company's Common Stock issuable upon the exercise of the Common Stock and

Warrants registered are set forth in a separate Registration Rights Agreement of even date herewith by and among the Company and the holders of the Common Stock and Warrants.

7. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument, or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

8. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore existing between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely express their agreement.

9.  This  Subscription  Agreement  may  not  be  changed,  modified,   extended,
terminated, or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

10. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

11. If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

12. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

                ALL SUBSCRIBERS MUST COMPLETE A COPY OF THIS PAGE

                           --------------------------
                           (PRINT NAME OF SUBSCRIBER)

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of May, 2007.

            Common Stock and Warrant Subscription Amount $______

         1.    |__|    Individual

         2.    |__|    Joint Tenants with Right of Survivorship

         3.    |__|    Community Property

         4.    |__|    Tenants in Common

         5.    |__|    Corporation/Partnership

         6.    |__|    IRA of________________

         7.    |__|    Trust

                       Date Opened ___________

         8.    |__|    As a Custodian for________________

                       Under the Uniform Transfer to Minors Act of the

                       State of ___________

         9.    |__|    Married with Separate Property

         10.   |__|   Keogh of ____________

                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

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                     Exact Name in Which Title is to be Held


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                                   (Signature)


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                               Name (Please Print)


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                       Title of Person Executing Agreement


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                           Address: Number and Street


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              City                   State                     Zip Code


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                             Social Security Number


         Accepted this ___ day of May, 2007, on behalf of HC INNOVATIONS, INC.


                                                 By:
                                                    -------------------------
                                                    Name:
                                                    Title:

                 EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION,

                              PARTNER, TRUST, ETC.


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                     Exact Name in Which Title is to be Held


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                                   (Signature)


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                               Name (Please Print)


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                       Title of Person Executing Agreement


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                           Address: Number and Street


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              City                   State                     Zip Code


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                            Tax Identification Number

         Accepted this ___ day of May, 2007 on behalf of HC INNOVATIONS, INC.


                                                 By:
                                                    -------------------------
                                                    Name:
                                                    Title: